UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2018

EnSync, Inc.

(Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W13901 Main Street, Suite 200, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2018, the shareholders of EnSync, Inc. (the “Company”) approved an amendment to the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan Amendment”) increasing the number of shares reserved for issuance thereunder by 5,000,000 shares. A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders of the Company as filed with the Securities and Exchange Commission on October 10, 2018 (the “2018 Proxy Statement”) under the heading “Proposal 3-Approval of Amendment No. 6 to EnSync, Inc. 2010 Omnibus Long-Term Incentive Plan,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix A to the 2017 Proxy Statement, which is also incorporated by reference herein.

On November 13, 2018, the Company’s shareholders also approved an amendment to the Company’s 2012 Non-Employee Director Equity Compensation Plan (the “Director Plan Amendment”) increasing the number of shares reserved for issuance thereunder by 2,000,000 shares. A description of the terms and conditions of the Director Plan Amendment is set forth in the 2018 Proxy Statement under the heading “Proposal 4-Approval of Amendment No. 4 to EnSync, Inc. 2012 Non-Employee Director Equity Compensation Plan,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Director Plan Amendment set forth in Appendix B to the 2018 Proxy Statement, which is also incorporated by reference herein

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 13, 2018, the Company held its annual meeting of shareholders (the “2018 Annual Meeting”). The certified results of the matters voted upon at the 2018 Annual Meeting, each of which are more fully described in the Company’s Proxy Statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission on October 10, 2018, are as follows:

The Company’s shareholders elected the nominee to the Company’s Board of Directors to serve for a three year term as a Class II director, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Richard A. Abdoo	23,821,086	1,100,745	16,391,407

The Company’s shareholders approved, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2018 Annual Meeting, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
22,427,525	2,316,356	177,950	16,391,407

The Company’s shareholders approved the Omnibus Plan Amendment, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
22,141,991	2,706,310	73,530	16,391,407

The Company’s shareholders approved the Director Plan Amendment, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
21,134,972	3,619,667	167,192	16,391,407

The Company’s shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, with votes cast as follows:

For	Against	Abstain
40,714,071	560,728	38,439

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnSync, Inc.

Dated: November 14, 2018	By:	/s/ William J. Dallapiazza
	Name:	William J. Dallapiazza
	Title:	Chief Financial Officer